Exhibit 99.1

M anagement Presentation September 2023 Ispire Technology Inc. Ispire Technology, Inc. (NASDAQ: ISPR) Investor Presentation May 2024

Page 1 Source: US Tiger research This presentation (this "Presentation") has been prepared by Ispire Technology Inc . (the "Company") and is being presented in reliance on your representation that you are a qualified institutional buyer or an institutional accredited investor as such terms are defined in the federal securities laws . These materials are not an offer to sell, and we are not seeking an offer to buy, any securities of Ispire . Our securities may only be sold pursuant to an effective registration statement filed with the Securities and Exchange Commission or an exemption therefrom . The information contained in this presentation is provided to you on the condition that you agree that you will hold it in strict confidence and not reproduce it or disclose it to any third party in whole or in part . By receiving this information, you expressly agree to maintain the confidentiality of the information herein and to use any such information in accordance with your compliance policies, contractual obligations and applicable law, including federal and state securities laws . No representations, warranties or undertakings, express or implied, are made by the Company or any of its affiliates, advisers or representatives or placement agents as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this presentation . By viewing or accessing the information contained in this Presentation, you acknowledge and agree that none of the Company or any of its affiliates, advisers or representatives or the placement agents accept any responsibility whatsoever (in negligence or otherwise) for any loss howsoever arising from any information presented or contained in this Presentation or otherwise arising in connection with this Presentation . The information presented or contained in this Presentation is subject to change without notice and its accuracy is not guaranteed . None of the Company or any of its affiliates, advisers or representatives or placement agents make any undertaking to update any such information subsequent to the date hereof except as required by law . This Presentation should not be construed as legal, tax, investment or other advice . This Presentation contains statements that reflect the Company’s intent, beliefs or current expectations about the future . These statements can be recognized by the use of words such as “ expects,”“ plans,” “will,” “estimates,” “projects,” “intends” or words of similar meaning, but the absence of these words does not mean that a statement is not forward - looking . These forward - looking statements are not guarantees of future performance and are based on estimates and information available to the Company, as of the date of this Presentation, and a number of assumptions about the Company’s operations and certain risk factors, including those described in the "Risk Factors" section of the Company's annual report on Form 10 - K for the fiscal year ended June 30 , 2023 filed with the SEC on September 19 , 2023 . All statements other than statements of historical fact in this Presentation are forward - looking statements, including but not limited to, the Company’s goals and growth strategies ; the Company’s expectations regarding demand for and market acceptance of the Company’s brand and platforms ; the Company’s future business development, results of operations and financial condition ; whether the Company will be able to realize the benefits of the joint venture with Berify and Chemular ; the Company’s ability to successfully establish and maintain manufacturing operations in Malaysia and the United States ; the Company’s ability to establish relationships with suppliers other than Shenzhen Yi Jia ; the effect of regulations relating to the marketing and sale of vaping products in the United States and other countries ; the Company’s ability to maintain and improve the Company’s infrastructure necessary to operate the Company’s business ; competition in the vaping industry ; the expected growth of, and trends in, the markets for the Company’s products and services in the markets in which the Company’s products are sold ; the development of a market for cannabis vaping products outside of the United States, including the legalization of cannabis in certain European countries ; the the effect of supply chain issues on the Company’s ability to manufacture and the Company’s and its distributors’ ability to distribute product ; the development of a market for cannabis vaping product and the Company’s ability to market cannabis products to adult users ; the Company’s ability to compete successfully for both tobacco and cannabis products, the expected growth of, and trends in, the markets for the Company’s products and services in jurisdictions that we sell or plan to sell the Company’s products ; effects of the COVID - 19 pandemic or other pandemics and steps taken by governments to address pandemics and the effect of pandemics on the Company’s supply chain ; government policies and regulations relating to the Company’s operations, including regulations relating to the sale and distribution of the Company’s vaping products and those relating to manufacturing operations ; the Company’s ability to develop and maintain effective disclosure controls and internal controls over financial reporting ; the Company’s ability to use of proceeds from the public offerings of its securities in the manner contemplated by the Company ; the effect of any sales or the anticipation of sales by the selling stockholders upon the market price of the Company’s common stock ; the Company’s ability to meet the continued listing requirement on the Nasdaq Stock Market ; general economic and business condition in China and elsewhere ; the Company's ability to operate as a public company ; the period of time for which its current liquidity will enable the Company to fund its operations ; general economic and business conditions ; the volatility of the Company's operating results and financial condition and the price of its common stock ; the Company's ability to attract and retain qualified senior management personnel and research and development staff ; and assumptions underlying or related to any of the foregoing and other risks detailed in the Company's filings with the SEC and available on the SEC’s website at http : //www . sec . gov . These forward - looking statements involve known and unknown risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company and the industry . The Company undertakes no obligation to update forward - looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law . Although the Company believes that the expectations expressed in these forward - looking statements are reasonable, it cannot assure you that its expectations will turn out to be correct, and investors are cautioned that actual results may differ materially from the anticipated results . This Presentation does not constitute an offer to sell or an invitation to purchase or subscribe for any securities of the Co mpa ny for sale in the United States or anywhere else. No part of this Presentation shall form the basis of or be relied upon in con nection with any contract or commitment whatsoever. Specifically, these materials do not constitute a “prospectus” within the meaning of the US Securities Act of 1933, as amended, and the regulations enacted thereunder. This Presentation does not contain all relevant information relating to the Company or its securities, particularly with respect to the risks and special considerat ion s involved with an investment in the securities of the Company. Any decision to purchase the Company's securities should be m ade solely on the basis of the information contained in the Company's public filings and any prospectus relating to the proposed off ering. THE INFORMATION CONTAINED IN THIS DOCUMENT IS BEING GIVEN SOLELY FOR YOUR INFORMATION AND ONLY FOR YOUR USE IN CONNECTION WIT H T HIS PRESENTATION THE INFORMATION CONTAINED HEREIN MAY NOT BE COPIED, REPRODUCED, REDISTRIBUTED, OR OTHERWISE DISCLOSED, IN WHOLE OR IN PART, TO ANY OTHER PERSON IN ANY MANNER Disclaimer

Page 2 Michael Wang Co - Chief Executive Officer Experienced Management Team Jim McCormick Chief Financial Officer

Page 3 Company Snapshot $7.86 Share Price (as of 05/24/2024) $16.30 52 Week High $5.09 52 Week Low 96,035 Average Daily Volume (3 Months) Top Shareholders 1 Last Twelve Months Share Price Performance 54,287,624 Common Shares Outstanding 2 $443.3 million Market Capitalization 2 $39.4 million Cash (as of 03/31/2024) $0.0 million Debt (as of 03/31/2024) $407.8 million Enterprise Value Top Shareholders 1 Share Price Performance 3 Market Statistics Source: Public SEC filings and Yahoo Finance as of 05/24/2024. Note: 52 Week High / Low based on closing price. 1) As of 3/15/2024. 2) Based on treasury stock method. Common Shares Outstanding as of 03/31/24. Market Cap as of 05/24/2024 (intraday). 3) Based on share price performance from $7.00 IPO price on 4/4/2023 to 05/24/2024. Holder Common Stock Equivalent% Of CSO Liu, Tuanfang (Chairman & Co-CEO) 33,250,000 61.3% Zhu, Jiangyan (Director) 2,500,000 4.6% Wang, Michael (Co-CEO & President of Aspire North America) 1,142,857 2.1% Yong Rong (HK) Asset Management Limited 881,138 1.6% BlackRock, Inc. (NYSE:BLK) 783,400 1.4% Geode Capital Management, LLC 221,334 0.4% Northern Trust Global Investments 124,541 0.2% Susquehanna International Group, LLP, Asset Management Arm 109,975 0.2% The Vanguard Group, Inc. 103,746 0.2% AdvisorShares Investments, LLC 79,858 0.1% State Street Global Advisors, Inc. 61,877 0.1% Other Shares Outstanding 14,939,396 27.5% Total Shares Outstanding 54,279,396 100.0%

Page 4 Key Statistics 15+ Years of R&D E xperience Company Overview Ispire is a US company engaged in the research and development, design, commercialization, sales, marketing and distribution of our branded vaping products  Cannabis Products 39.8% of Q3 FY2024 Sales 30+ Countries 1 150+ Distributors 1 Source: Publicly available SEC filings and company press releases. Note: Financials based on FY ending June 30. 1) Based on Tobacco products only. 2) See page 16 for additional financial detail. Marketed under “Aspire” brand name, sold primarily through distribution networks worldwide (except for China, US and Russia) Tobacco Products 60.2% of Q3 FY2024 Sales Hundreds Owned and Exclusively Licensed Patents $114M Through Q3 24 Revenue 2 Marketed under “Ispire” brand name, primarily on an ODM basis, cannabis vaping hardware sales currently are only in the US

Page 5 FY Q3’24 -- Major Milestones ● Securities ○ Common stock equity raise: $12.3mm ● Strategic Partnerships ○ Formed and entered IKE joint - venture with Chemular and Berify ● Nicotine ○ Sub - Saharan Africa: Launched BRKFST products in 750+ stores ● Cannabis ○ Signed Supply Agreement with MSO Acreage Holdings ● Ispire Malaysia ● Phase 1 is completed and initial production began in February 2024 ● Q3 Cannabis Products Margin: 27%

Page 6 Key Developments x Phase 1 of Ispire Malaysia facility is completed and initial production began in February 2024 ▪ 31,000 sq. ft. manufacturing facility ▪ First units sold from Malaysia Factory in March 2024 Ispire Malaysia Manufacturing Facility x Ispire formed a joint venture with Berify & Chemular ▪ The Joint Venture will look to expedite innovation in the e - cigarette technology space, including the development secure and user - friendly solutions for age verification, and a unique and proprietary blockchain based point of use age gating system. ▪ Berify is a cutting - edge platform specializing in linking physical products to the digital world, digital engagement, and brand protection, and Chemular is a multi - disciplinary regulatory consulting firm.

Page 7 7 Revenue Financial Overview $ in Millions $ in Millions Source: Publicly available SEC filings and company press releases. Note: See page 16 for additional financial detail. Financi als based on FY ending June 30. FY Ending June 30 FY Ending June 30 Gross Profit

Page 8 Revenue Detail Q3 FY 2024 Revenue by Product Q3 FY 2024 Revenue by Geography 1 FY Ending June 30 FY Ending June 30 Source: Publicly available SEC filings and company press releases. Note: See page 16 for additional financial detail. Financi als based on Q3 FY 2024 ended March 31, 2024. 1) Excludes 0.8% which represents other geographies.

Page 9 Patented dual coil and airflow system technology enables users to create massive plumes of vape without burning the cannabis oil and eliminates the leakage of the oil from the unit, which we believe could provide the best - in - class airflow and taste 9 Our Proprietary Technology : Disrupting the Cannabis Vaping Market Leak - proof Design Multi - channel airflow design that prevents oil leakage by capturing oil in the inner chambers Stainless Steel & Pyrex Glass Food - grade stainless steel center - tube is highly resistant to rust as well as heat, enhancing safety and durability Dual Coils Patented Ducore technology and a leak - proof anti - clog body to provide a hassle - free performance Adjustable Airflow Control A fully customizable airflow system that allows you to easily adjust for the perfect hit every time Huge Airflow Delivery Airflow system that provides exceptional airflow that we believe is unrivaled by comparable product s Connection Thread The connector makes Ducore cartridge compatible with most batteries on the market

History of Industry Driving Innovation[1]

Ispire owns or licenses hundreds of core technology patents issued and exclusively licensed across China, U.S. and Europe.

2010



2013

airflow adjustable tank
Nautilus (Mini)



2014

Sub-Ohm tank
Atlantis



2015

tank without chimney
Cleito series



2017

Hot selling pod system with auto-draw
Breeze series



2018

Leak free and liquid Isolating technology
Closed System



2020

Cannabis first dual coil vaporizer
DuCore



2021

Single-use Cannabis vaporizer
Disposable



2022

Cannabis vaporizer
Daab



2023

Ispire One
Self Sealing

Technologies Leading the Marketplace

BDC (bottom dual coil) coil technology

- Enhances the flavor performance of e-liquid; extends the tank e-liquid capacity; improves the speed of wicking to increase coil life

BVC (bottom vertical coil) coil technology

- Enables the coil to last longer while still giving users a pure and clean taste from e-liquids

New coil technology with Cleito tank[1]

- Frees up more restriction in the airflow, expands flavor profile and increases vapor production

1) The technology was developed by a related party, which was 95% owned by our Co-Chief Executive Officer and which is our present supplier. Pursuant to agreements, the technology related to cannabis vaping products was transferred to our wholly-owned subsidiary, and the technology relating to tobacco products is licensed to a wholly-owned indirect subsidiary.

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Page 11 11 x Network of more than 150 distributors, covering over 30 countries x Distributors sell our products to wholesalers or directly to retail outlets and operate online channels such as Amazon Europe FY23: 50.8% FY22: 58.9% FY21: 71.8% Asia Pacific FY23: 12.9% FY22: 15.0% FY21: 18.8% North America FY23: 36.0% FY22: 25.9% FY21: 9.3% Sales and Distribution Tobacco Products x Sold directly by Ispire sales team in California, primarily on an ODM basis Cannabis Products 100% Cannabis Products sold within the U.S. 1 77.8% Tobacco Products sold within Europe 1 32.4% Tobacco Products sold from largest distributor 1 94.0% Tobacco Products sold from self - branded products 1 % Revenue by Region 1) Based on total revenue for FY ending June 30 2023.

Cannabis Legalization in the U.S.

Though cannabis is still a Schedule I drug under federal law, 24 states and District of Columbia (D.C.) have approved marijuana for recreational purposes, and 42 states and US territories for medicinal use



- Legal
- Prohibited for any use
- Legal for medical use
- D Decriminalized

Recent Timeline of Marijuana Legalization

1996
- California became the first state to legalize medical cannabis

2012
- Colorado and Washington became the first states to legalize recreation use of cannabis

2014
- Alaska, Oregon along with Washington D.C. legalized the recreational use of marijuana
- Indian Reservation legalization allowed

2016
- Four more states are legalized, including California, Nevada, Massachusetts and Maine(first eastern states)

2018

Vermont became the first state to legalize through an act of legislature

2020
- The U.S. House of Representatives passed the Marijuana Opportunity Reinvestment and Expungement Act (the "MORE Act") which would repeal convictions for nonviolent marijuana crimes, the first time one of the chamber of Congress has endorsed the legalization of marijuana

2022
- In April, the U.S. House of Representatives passed the MORE Act for the second time that would legalize cannabis throughout the US.
- In July, the U.S. Senate released the Cannabis Administration and Opportunity Act, the first draft of the federal legalization of marijuana
- In October, President Joe Biden issued an executive order pardoning all federal convictions for simple marijuana possession

2023
- Dept. Of Health and Human Services (HHS) recommends to DEA to reschedule cannabis from a Schedule I drug to a Schedule III drug
- More than 50% of U.S. population lives in places where marijuana is legal for recreational use [(1)].

2024
- The U.S. Drug Enforcement Administration starts the process of moving marijuana from a Schedule I drug to a Schedule III drug

Map Source: Wikipedia. Note: Reflects law of states and territories, including laws which have not yet gone into effect. Does not reflect federal, tribal, or local laws.

1) The Washington Post (11/8/2023). https://www.washingtonpost.com/politics/2023/legal-weed-states-map/

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Page 13 $ 4.5 $ 4.9 $ 5.4 $ 5.9 $ 6.6 $ 7.4 $ 8.4 $ 9.7 $ 11.4 $ 13.6 $ 16.6 $ 20.5 2020 2021 2022 2023E 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P $ in USD billions 1) 2023 Transparency Market Research. Growth Potential for Cannabis Markets Market Size of Cannabis Vaporizers 1 ▪ Cannabis/CBD vaping total addressable market is projected at $20.5 billion in 2031 1 ▪ Cannabis vaping – Benefitting from the overall growth of the cannabis industry ▪ Ispire anticipates a favorable political environment based on the rise of popularity of cannabis

Page 14 Industry Leading Vaping Tech Company Traded on Nasdaq Industry Leading Innovations Large and Rapidly Growing Markets Globally Recognized Consumer Brand Deep B ench of I ndustry Ve terans in Management Investment Highlights

Page 15 Financial Overview 1 5 The Memory Storage Company Financial Overview

Page 16 Summary Income Statement (Unaudited) • Source: Publicly available SEC filings and company press releases. • % Growth is period over period growth.

Page 17 Balance Sheet (Unaudited) Source: Publicly available SEC filings and company press releases.

Page 18 18 Financial Overview 1 8 The Memory Storage Company Appendix

Page 19 Ispire International Limited (British Virgin Islands) Aspire Science and Technology Limited (HK) Aspire North America LLC (California .U.S.) 100% 100% 100% Ispire Technology Inc. (Delaware. U.S.) ▪ Ispire Technology Inc. (the Company) was incorporated in Delaware on June 13, 2022. ▪ Aspire North America (product development, marketing and sales of cannabis vaping products) ▪ Aspire Science and Technology (product development, marketing and sales of tobacco vaping products) ▪ Ispire Malaysia (manufacturing and supply chain) 19 Corporate Structure – US - Based Corporation Ispire Malaysia 100%

Page 20 Tuanfang Liu | Co - Chief Executive Officer & Chairman ▪ Over 14 years of experience in research and development of the e - cigarette products and quality control management. ▪ Mr. Liu founded Shenzhen Yi Jia in 2010 and has served as its Chairman since then. ▪ Mr. Liu is responsible for daily operations and research and development of the e - cigarette and cannabis vaporizer technology products. ▪ Mr. Liu holds doctorate degrees in Business Management from Victoria University School of Management in Switzerland and EuroPort Business School in the Netherlands, respectively. ▪ 20+ years of experience as CEO, COO, and President. Approximately 12 years of internet technology and e - commerce experience. ▪ Mr. Wang served as the President, COO and Co - CEO of The Pharm/Sunday Goods (located in California and Arizona), a vertically integrated leader in the cannabis cultivation, processing, manufacturing, distribution, wholesale, and retail industry between 2018 to 2020. ▪ Mr. Wang received Bachelor of Science and Master of Science degrees in Aerospace Engineering in 1983 and 1985 respectively and received an MBA in Finance and General Management from the University of Chicago’s Booth School of Business in 1992. Experienced Management Team Michael Wang | Co - Chief Executive Officer ▪ 30+ years of diverse finance leadership experience ▪ Mr. McCormick started his career in public accounting with KPMG and spent more than 12 years at British American Tobacco’s (BAT) associate company Brown & Williamson Tobacco in 1992. ▪ Mr. McCormick later served as COO and CFO of KushCo Holdings Inc. from August 2017 to January 2019, and as president of Ignite International Inc. until December 2019. ▪ Mr. McCormick holds a B.S. in Finance and Accounting from Eastern Illinois University (1988) and an MBA from Southern Illinois University Edwardsville (1992). ▪ Mr. Rouhani has been the Chief Operating Officer since July 2022 and held the role of Chief Operating Officer at Touchstone before taking on the role of Chief Executive Officer for Napalm Brands in March 2020. ▪ Mr. Rouhani co - founded two tech companies before converging on the cannabis industry. ▪ Mr. Rouhani received his undergraduate and graduate degrees from the University of Arizona. Jim McCormick | Chief Financial Officer Tirdad Rouhani | President